Scudder
Development Fund

Semiannual Report
December 31, 1996

Pure No-Load(TM) Funds

Offers opportunities for long-term growth of capital by investing primarily in securities of emerging growth companies.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER

                               Table of Contents

2    In Brief
3    Letter from the Fund's President
4    Performance Update
5    Portfolio Summary
6    Portfolio Management Discussion
9    Investment Portfolio
18   Financial Statements
21   Financial Highlights
22   Notes to Financial Statements
25   Shareholder Meeting Results
26   Investment Products and Services
27   How to Contact Scudder

                                    In Brief


o Over the second half of 1996, stock market sentiment moved strongly away from smaller capitalization growth issues, contributing to Scudder Development Fund's total return of negative 3.06%. For the full calendar year, the Fund provided a positive total return of 10.04%.

o Despite a number of small cap earnings disappointments that surfaced this fall, overall earnings by companies in the portfolio continue to grow at an attractive rate -- over 40% per annum.

o The Fund's long-term performance remains solid. For the three-year period ended December 31, 1996, the Fund provided an average annual total return of 16.21%, versus 12.47% for the unmanaged Russell 2000 Growth Index.

                          2 - Scudder Development Fund

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to present this Semiannual Report for Scudder Development Fund, covering the six months ended December 31, 1996. As detailed in the management discussion that follows, this period saw a divergence between the performance of large and small capitalization companies. Following a short but sharp market setback this past summer, a relative handful of larger stocks rose to record levels on a seemingly daily basis. Smaller issues in the aggregate, however, essentially treaded water over the second half of 1996. Such rotations in market leadership are largely unpredictable, and a cautious outlook is understandable in view of current market levels. However, exposure to smaller companies with the potential for rapid earnings growth remains appropriate for investors seeking long-term capital appreciation, as indicated by Scudder Development Fund's solid long-term performance.

     With tax season upon us, of particular interest are recent favorable changes in the federal tax code that raised the amount of money that single-earner married couples can contribute to an Individual Retirement Account. For the 1997 tax year, such couples can now invest a combined $4000 into an IRA, up from $2250. An easy way to budget IRA contributions is by establishing a Scudder Automatic Investment Plan. Contact Scudder Investor Relations for more information on this service.

     As part of Scudder's ongoing efforts to meet investor needs, we recently launched an innovative product called Scudder Pathway Series. A "fund of funds," Pathway Series is a collection of four distinct portfolios -- Conservative, Balanced, Growth, and International -- that offers flexibility, diversification, and simplicity. Each portfolio invests in a select mix of Scudder Funds designed to help achieve a specific investment objective. For more information on Pathway Series and other Scudder products and services, please turn to page 26.

     Thank you for your continued investment in Scudder Development Fund. If you have any questions about your investment, please call a Scudder Investor Relations Representative at 1-800-225-2470, or visit our Internet Web site at http://funds.scudder.com.

Sincerely,
/s/Daniel Pierce
Daniel Pierce
President,
Scudder Development Fund

                          3 - Scudder Development Fund

PERFORMANCE UPDATE as of December 31, 1996
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96   $10,000  Cumulative  Annual
--------------------------------------
SCUDDER DEVELOPMENT FUND
--------------------------------------
1 Year    $ 11,004      10.04%   10.04%
5 Year    $ 16,770      67.70%   10.89%
10 Year   $ 39,443     294.43%   14.71%
20 Year   $209,581    1995.81%   16.43%

--------------------------------------
RUSSELL 2000 GROWTH INDEX
--------------------------------------
1 Year    $11,126     11.26%   11.26%
5 Year    $17,379     73.79%   11.67%
10 Year   $28,101    181.01%   10.88%
20 Year*  $     -         -%       -%
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED December 31

SCUDDER DEVELOPMENT FUND
Year            Amount
----------------------
'86            $10,000
'87            $ 8,952
'88            $10 776
'89            $12,949
'90            $10,695
'91            $16,169
'92            $17,426
'93            $19,754
'94            $19,273
'95            $25,256
'96            $28,101

RUSSELL 2000 GROWTH INDEX
Year            Amount
----------------------
'86            $10,000
'87            $ 9,858
'88            $10,948
'89            $13,489
'90            $13,688
'91            $23,520
'92            $23,092
'93            $25,134
'94            $23,791
'95            $35,845
'96            $39,443

The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX, and NASDAQ. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.
-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED December 31


                       1987    1988    1989    1990    1991    1992    1993    1994    1995    1996
                     -------------------------------------------------------------------------------
NET ASSET VALUE...   $18.69   $22.32  $22.69  $21.73  $36.23  $33.62  $33.51  $29.54  $40.12  $39.79
CAPITAL GAINS
DIVIDENDS.........   $ 1.90   $  .42  $ 2.28  $ 1.23  $  .96  $ 1.70  $ 3.07  $ 2.12  $ 4.20  $ 4.48
FUND TOTAL
RETURN (%)........    -1.42    11.06   23.61    1.48   71.83   -1.82    8.84   -5.34   50.67   10.04
INDEX TOTAL
RETURN (%)........   -10.48    20.37   20.17  -17.41   51.19    7.77   13.36   -2.43   31.04   11.26


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

*Index returns are not available for this period.


                         4 - SCUDDER DEVELOPMENT FUND

PORTFOLIO SUMMARY as of December 31, 1996
---------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------
Common Stocks                       99%
Convertible Securities               1%
---------------------------------------
                                   100%
---------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Given a constructive outlook for inflation and interest rates, the Fund is essentially fully invested in common stocks.
--------------------------------------------------------------------------
SECTOR DIVERSIFICATION
-----------------------------
Technology                                 25%
Health                                     19%
Service Industries                         15%
Consumer Discretionary                     10%
Energy                                      9%
Financial                                   8%
Manufacturing                               5%
Durables                                    5%
Transportation                              1%
Other                                       3%
----------------------------------------------
                                          100%
----------------------------------------------


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund's largest concentration is in the growth-oriented technology sector.
--------------------------------------------------------------------------
10 LARGEST EQUITY HOLDINGS
(27% of portfolio)
--------------------------------------------------------------------------
1.  CINTAS CORP.
    Uniform rentals

2.  PARAMETRIC TECHNOLOGY CORP.
    Mechanical design software producer

3.  STERIS CORP.
    Manufacturer of sterile processing systems

4.  G&K SERVICES INC. "A"
    Uniform rentals

5.  ASCEND COMMUNICATIONS, INC.
    Developer and producer of a variety of high-speed wide area network access products

6.  SYNOPSYS INC.
    Developer of high level electronic design software

7.   ATMEL CORP.
     Developer and manufacturer of integrated circuits

8    ACCUSTAFF, INC.
     National provider of temporary staffing personnel

9.   TRITON ENERGY LTD.
     Independent oil and gas exploration and production company

10.  KEANE, INC.
     Provider of computer software project management and design development services.

The Fund continues to focus on small-
to mid-size companies that we believe
have excellent earnings growth potential.
-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 9. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                         5 - SCUDDER DEVELOPMENT FUND

                         Portfolio Management Discussion


Dear Shareholders,

For the six month period ended December 31, 1996, Scudder Development Fund's total return was a negative 3.06%, versus -0.59% for the unmanaged Russell 2000 Growth Index. For the full calendar year, the Fund provided a positive total return of 10.04%, slightly below the benchmark index return of 11.26%.

================================================================================
                          Average Annual Total Returns
                        (Periods ended December 31, 1996)
--------------------------------------------------------------------------------
                         Scudder            Russell 2000
                         Development Fund   Growth Index
--------------------------------------------------------------------------------
Last Year                     10.04%            11.26%

Last 3 Years                  16.21             12.47

Last 5 Years                  10.89             11.69

Last 10 Years                 14.71             10.88

Last 15 Years                 12.95             10.81

================================================================================
----------
Scudder Development Fund's performance over time has generally been strong both in absolute terms and relative to its benchmark index.

Stock Market Moves to Large Cap

Over the six months since we last reported to you, stock market sentiment moved dramatically towards larger capitalization issues, with small growth companies such as those in which the Fund principally invests lagging the overall averages by an unusually wide margin. Buoyed by large company share repurchase programs and a late cycle affinity for liquidity, investors gravitated toward a very few large cap stocks as 1996 progressed. To illustrate, over the second half of the year, the S&P 500 -- a widely followed gauge of large company stocks -- returned 11.68%, versus the slight negative return on small growth stocks as measured by the Russell 2000 Growth Index. Moreover, positive activity was concentrated among a small number of issues: only 30 S&P 500 stocks accounted for roughly half of the Index's gains for the year, and five large cap stocks accounted for more than half of the gains experienced by members of the NASDAQ index in 1996.

Interest rate jitters and earnings disappointments impacted the smaller cap market negatively over the period. Investor fears of tightening activity by the Federal Reserve and higher interest rates in the face of surprisingly strong economic indicators hung over the financial markets for much of the year. Concerns over a potential "buyers' strike" on the part of Japanese investors, who have very large holdings of U.S. Treasury bonds, provided additional upward pressure on interest rates. Long-term rates, which began 1996 at under 6%, ended the year at 6.64% as gauged by the 30-year Treasury, after spending considerable time above the 7% level. With little sign of increasing inflation, the rising long rates over the first half of 1996 appear to have been a technical aberration. That said, higher long rates and fears of Fed action left little room for valuation expansion during the period.

                          6 - Scudder Development Fund

On the earnings front, several disappointments hit the smaller cap market in October. ITI Technology, a manufacturer of home security electronics, saw nearly half of its business disappear as ADT decided to switch suppliers. Itron, a leading producer of automatic meter reading devices, saw its margins crumble due to pricing pressure. Other shorter term problems at Meadowbrook Insurance and Veterinary Centers of America provided proverbial "buying opportunities." These earnings disappointments in October spurred a correction in smaller stocks generally that was too deep to recover from in November and December in the face of higher interest rates.

Earnings Trend Remains Positive for Portfolio Holdings

Despite disappointments such as those outlined above, overall earnings by companies in the portfolio continue to grow. During the most recently reported quarter, the weighted average revenues and earnings per share (EPS) in your portfolio grew by 58% and 47% respectively. Our largest thirty holdings, representing 48% of the portfolio, appreciated on average by 83% in 1996, supported by EPS gains of over 80%. Our conviction concerning the opportunity presented by these companies is leading us to concentrate a higher proportion of the Fund's assets in fewer holdings.

With respect to sector performance trends, energy stocks continued to benefit from recent discoveries and higher prices for gas and oil. Strength in the energy sector spread to technology and semiconductors towards the end of the period. A new holding, Cymer, was up 171% during the fourth quarter. Cymer is the sole worldwide supplier of high energy deep UV light for leading edge semiconductor photolithography. In the medical area, biotech stocks are starting to make up lost ground. With numerous late-stage clinical trials ongoing, the prospect for a number of significant FDA approvals next year is promising. The Fund's largest pharmaceutical investment, Agouron, has already filed for approval of its next generation protease inhibitor for AIDS. The stock rose by 55% during the fourth quarter.

Fully Invested Approach

The Fund continues to implement a consistent approach designed to provide long-term capital appreciation through investment in small- to mid-size companies that we believe are well managed and capable of delivering at least 15% earnings growth per year. Central to the Fund's solid long-term record is the proprietary fundamental research performed by Scudder's analysts on each investment considered for the portfolio. Given the continued benign inflation environment, we remain of the view that a sustained increase in interest rates of any significance is unlikely in the near future, and the Fund is therefore essentially fully invested in common stocks. At the end of December, 99.9% of Fund assets were invested in equity securities. The Fund's largest sector concentration is in technology, in which 25% of assets are invested, not unusual given the high proportion of high-tech companies in the Fund's investment universe.

                          7 - Scudder Development Fund

The performance of the Fund over the last six months has not been what we would have hoped for, but the Fund's long-term performance remains solid versus its benchmark index. For example, for the three-year period ended December 31, 1996, the Fund provided an average annual total return of 16.21%, versus 12.47% for the Russell 2000 Growth Index. Although we cannot control such investment variables as interest rate trends and the shifting popularity of individual sectors, we do focus heavily on owning what we view as soundly run companies with bright futures and well above average earnings prospects. Seeing even a handful of these issues report fundamental disappointments is painful and leads us to redouble our efforts to make certain that we are, indeed, invested in well-managed, rapidly growing businesses. As it has since the Fund's inception in 1971, Scudder Development Fund remains committed to seeking above average capital appreciation over time by investing in the stocks of smaller, growth-oriented companies. Thank you for your continued investment in Scudder Development Fund.

Sincerely,
Your Portfolio Management Team

/s/Roy C. McKay
Roy C. McKay

/s/Peter Chin
Peter Chin


                          8 - Scudder Development Fund

            Investment Portfolio as of December 31, 1996 (Unaudited)

                                                           Principal    Market
                                                           Amount ($)  Value ($)
--------------------------------------------------------------------------------
Repurchase Agreements 0.1%
--------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust
 Company dated 12/31/96 at 6%, to be repurchased at
 $892,297 on 1/2/97, collateralized by a $845,000 U.S.               -----------
 Treasury Bond, 7.125%, 2/15/23 (Cost $892,000) ........    892,000      892,000
                                                                     -----------

Convertible Bonds 0.3%
--------------------------------------------------------------------------------
Health 0.3%

Hospital Management 0.2%

Complete Management, Inc., 8%, 8/15/03 .................  1,700,000    1,768,000
                                                                     -----------
Pharmaceuticals 0.1%

North American Vaccine, Inc., 6.5%, 5/1/03 .............  1,000,000    1,032,500
                                                                     -----------
Media 0.0%

Broadcasting & Entertainment 0.0%

InTouch Group, Inc. Promissory Note, 8%,
 2/1/96*(b)(c)(d) ......................................    250,000       97,195
--------------------------------------------------------------------------------
Total Convertible Bonds (Cost $2,950,000)                              2,897,695
--------------------------------------------------------------------------------
                                                            Shares
--------------------------------------------------------------------------------
Convertible Preferred Stocks 0.5%
--------------------------------------------------------------------------------
Health 0.3%

Biotechnology 0.2%

Norian Corp.* "D" (Developer and manufacturer of a
 proprietary biomaterial for skeletal repair)(b)(c) ....  2,857,143    2,000,000
                                                                     -----------
Medical Supply & Specialty 0.1%

InterVentional Technologies, Inc."G"* (Manufacturer of
 minimally invasive disposable microsurgical devices
 and systems for treatment of cardiovascular
 disease)(b)(c) ........................................    120,000    1,200,000
                                                                     -----------
Miscellaneous 0.2%

HYSEQ Inc.* "A" (Genetic biotechnology company)(b)(c) ..    175,000    1,400,000
--------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $4,600,000)                   4,600,000
--------------------------------------------------------------------------------
Common Stocks 99.0%
--------------------------------------------------------------------------------
Consumer Discretionary 10.2%

Apparel & Shoes 1.7%

Nautica Enterprises, Inc. (Designer and manufacturer of
 men's clothing) .......................................    185,000    4,671,250

Oakley, Inc. (Manufacturer of designer and sport
 sunglasses and goggles) ...............................    112,200    1,220,175

St. John Knits Inc.* (Manufacturer of women's clothing).    190,700    8,295,450

Tommy Hilfiger Corp.* (Designer and marketer of men's
 sportswear) ...........................................     43,700    2,097,600
                                                                     -----------
                                                                      16,284,475
                                                                     -----------
Department & Chain Stores 0.5%

Men's Wearhouse Inc.* (Discount retailer) ..............    208,675    5,112,528
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.


                          9 - SCUDDER DEVELOPMENT FUND

                                                                        Market
                                                            Shares     Value ($)
--------------------------------------------------------------------------------
Hotels & Casinos 1.6%

Anchor Gaming* (Operator of gaming machines and
 casinos) ..............................................    105,300    4,238,325

Grand Casinos Inc.* (Casino manager) ...................    600,000    8,100,000

Shuffle Master, Inc.* (Manufacturer of automatic card
 shuffling systems for gaming operations) ..............    347,500    3,084,063
                                                                     -----------
                                                                      15,422,388
                                                                     -----------
Recreational Products 1.1%

Family Golf Centers, Inc.* (Operator of golf-related
 recreational facilities) ..............................    297,700    8,968,213

First Team Sports, Inc.* (Manufacturer and wholesaler
 of in-line roller skates) .............................    202,600    1,342,225
                                                                     -----------
                                                                      10,310,438
                                                                     -----------
Restaurants 1.4%

Lone Star Steakhouse/Saloon* (Full service restaurant
 chain) ................................................    110,700    2,961,225

Outback Steakhouse Inc.* (Operator of full-service
 restaurants) ..........................................    197,500    5,283,125

Starbucks Corp.* (High-quality coffee provider) ........    187,000    5,352,875
                                                                     -----------
                                                                      13,597,225
                                                                     -----------
Specialty Retail 3.9%

PETsMART Inc.* (Pet food and supply superstores) .......    657,400   14,380,625

Viking Office Products Inc.* (Direct marketer of office
 supplies) .............................................    587,200   15,670,900

Wilmar Industries, Inc.* (National distributor of
 repair and maintenance products for the apartment
 housing market) .......................................    255,700    7,095,675
                                                                     -----------
                                                                      37,147,200
                                                                     -----------
Health 18.5%

Biotechnology 2.6%

Alliance Pharmaceutical Corp.* (Developer of products
 for treatment of immune system disorders, cancer,
 respiratory distress syndrome) ........................    137,700    1,876,163

Cardiovascular Dynamics, Inc.* (Developer and
 manufacturer of catheters for treatment of vascular
 diseases) .............................................    290,300    3,773,900

CytoTherapeutics, Inc.* (Developer of therapeutic
 products for treatment of certain chronic and
 disabling diseases) ...................................    382,900    3,446,100

Digene Corp.* (Manufacturer of diagnostic DNA testing
 systems) ..............................................     63,600      667,800

ESC Medical Systems Ltd. (Producer of devices for
 non-invasive treatment of benign vascular lesions) ....     26,600      678,300

NABI, Inc.* (Leading biopharmaceutical company in
 development of products to prevent and treat
 autoimmune and infectious diseases) ...................    632,600    5,535,250

Neoprobe Corp.* (Research and development of a system
 for diagnosis and treatment of cancer) ................    435,262    6,692,153

Norland Medical Systems, Inc. (Marketer of systems used
 in diagnosis of bone disorders) .......................    279,300    1,885,275
                                                                     -----------
                                                                      24,554,941
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.


                          10 - SCUDDER DEVELOPMENT FUND

                                                                        Market
                                                            Shares     Value ($)
--------------------------------------------------------------------------------
Health Industry Services 1.0%

IDX Systems Corp.* (Provider of health care information
 systems to physician groups and academic medical
 centers) ..............................................    281,500    8,057,938

Ventana Medical Systems, Inc.* (Manufacturer of
 automated medical test systems for cell and tissue
 analysis) .............................................    145,700    2,112,650
                                                                     -----------
                                                                      10,170,588
                                                                     -----------
Hospital Management 2.3%

ARV Assisted Living, Inc. (Operator of licensed
 assisted living facilities for senior citizens) .......    228,200    2,652,825

Advocat, Inc.* (Operator of nursing homes and
 retirement centers) ...................................    100,500      728,625

Assisted Living Concepts, Inc.* (Operator of assisted
 living residences) ....................................    152,900    2,331,725

Atria Communities, Inc.* (Provider of assisted and
 independent living communities for the elderly) .......    222,000    2,275,500

Karrington Health, Inc.* (Owner and operator of private
 pay assisted living residences) .......................    171,000    2,137,500

Sunrise Assisted Living, Inc.* (Provider of assisted
 living to the elderly) ................................    225,100    6,274,663

Veterinary Centers of America, Inc.* (Owner and manager
 of veterinary hospitals) ..............................    490,200    5,392,200
                                                                     -----------
                                                                      21,793,038
                                                                     -----------
Medical Supply & Specialty 7.0%

Endosonics Corp.* (Manufacturer of imaging catheters) ..    514,000    7,838,500

ICU Medical Inc.* (Designer, manufacturer and marketer
 of proprietary disposable medical products) ...........    550,800    4,337,550

Med-Design Corp. (Developer and manufacturer of safety
 medical devices) ......................................    262,200    1,376,550

PLC Systems Inc.* (Developer, manufacturer and marketer
 of medical laser systems) .............................    314,200    7,069,500

Perclose, Inc.* (Developer and producer of minimally
 invasive single-use systems to close arterial access
 sites surgically) .....................................    247,800    5,017,950

STERIS Corp.* (Manufacturer of sterile processing
 systems) ..............................................    637,600   27,735,600

Sterile Recoveries, Inc.* (Delivery and retrieval
 service for reusable gowns and other disposable
 products needed for surgery) ..........................    115,200    1,706,400

Target Therapeutics, Inc.* (Manufacturer of disposable
 medical devices for treatment of vascular diseases) ...    168,600    7,081,200

Thermedics Inc.* (Manufacturer of drug detection
 instruments, explosives detectors, and heart assist
 devices) ..............................................    226,900    4,112,563

Thermo Cardiosystems, Inc. (Manufacturer of implantable
 heart assisting devices) ..............................     51,100    1,533,000
                                                                     -----------
                                                                      67,808,813
                                                                     -----------
Pharmaceuticals 5.6%

Agouron Pharmaceuticals, Inc.* (Developer of
 therapeutic and synthetic drugs for treatment of
 cancer and other diseases) ............................    130,200    8,821,050

Alkermes, Inc.* (Neurophmaraceutical company developing
 products to aid treatment of central nervous system) ..    220,100    5,117,325

    The accompanying notes are an integral part of the financial statements.


                          11 - SCUDDER DEVELOPMENT FUND

                                                                        Market
                                                            Shares     Value ($)
--------------------------------------------------------------------------------
Cyanotech Corp.* (Producer of algal products for
 nutritional and pharmaceutical markets) ...............    145,600      937,300

Interneuron Pharmaceuticals, Inc.* (Developer of
 neuropharmaceuticals to treat various psychiatric and
 neurological disorders) ...............................    175,400    4,560,400

Neurogen Corp.* (Developer of biopharmaceuticals for
 treatment of psychiatric and neurological disorders) ..    231,900    4,464,075

North American Vaccine, Inc.* (Developer of
 immunological products) ...............................    286,700    6,952,475

Noven Pharmaceuticals, Inc.* (Transdermal drug delivery
 systems) ..............................................    814,400   11,401,600

PathoGenesis Corp.* (Developer of drugs for treatment
 of serious infectious diseases) .......................    391,000    8,504,250

SciClone Pharmaceuticals, Inc.* (Developer of
 pharmaceuticals for infectious diseases, cancer and
 immune system disorders) ..............................    320,000    2,560,000

Sugen, Inc.* (Developer of small molecule drugs for use
 in cancer and diabetes treatment) .....................     50,500      650,188
                                                                     -----------
                                                                      53,968,663
                                                                     -----------
Communications 0.4%

Cellular Telephone

CommNet Cellular, Inc.* (Management, maintenance and
 financing of cellular telephone systems throughout the
 United States) ........................................    132,100    3,682,288
                                                                     -----------
Financial 8.4%

Banks 5.6%

Dauphin Deposit Corp. (Commercial banking in
 Pennsylvania) .........................................    145,200    4,791,600

First American Corp. (Tennessee)(Regional commercial
 banking) ..............................................    123,100    7,093,638

First Commerce Corp. (Commercial banking in Louisiana
 and Mississippi) ......................................    192,400    7,479,550

First Security Corp. (Commercial banking in western
 states) ...............................................    271,750    9,171,563

Magna Group, Inc. (Commercial banking and financial
 services) .............................................    236,100    6,964,950

Union Planters Corp. (Commercial banking in Tennessee)..    240,600    9,383,400

Zions Bancorp (Commercial banking in Utah) .............     88,700    9,224,800
                                                                     -----------
                                                                      54,109,501
                                                                     -----------
Insurance 2.5%

CapMAC Holdings Inc. (Provider of financial guaranty
 insurance) ............................................    229,200    7,592,250

Compdent Corp.* (Provider of dental coverage in the
 managed dental care industry) .........................    135,000    4,758,750

Meadowbrook Insurance Group. Inc. (Insurance holding
 company) ..............................................    278,200    5,842,200

Terra Nova (Bermuda) Holdings Ltd. "A" (Property,
 casualty and marine insurance and reinsurance
 company) ..............................................    276,200    5,938,300
                                                                     -----------
                                                                      24,131,500
                                                                     -----------
Business Finance 0.3%

Imperial Bancorp (Merchant card transaction processing,
 trust and custodial services, international trade and
 foreign exchange services) ............................    100,000    2,400,000
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.


                          12 - SCUDDER DEVELOPMENT FUND

                                                                        Market
                                                            Shares     Value ($)
--------------------------------------------------------------------------------
Media 0.7%

Advertising 0.3%

Outdoor Systems, Inc. (Outdoor advertising company) ....    115,650    3,252,656
                                                                     -----------
Print Media 0.4%

Desktop Data, Inc.* (Provider of customized real-time
 news and information over local area networks to
 professional customers) ...............................    180,100    3,466,925
                                                                     -----------
Service Industries 15.3%

EDP Services 2.1%

Analysts International Corp. (Contract programming and
 software services) ....................................    166,600    4,706,450

Computer Horizons Corp.* (Diversified information
 technology services and solutions) ....................    283,400   10,910,900

Systems & Computer Technology Corp.* (Computer software
 for educational institutions) .........................    288,000    4,608,000
                                                                     -----------
                                                                      20,225,350
                                                                     -----------
Environmental Services 0.2%

Commodore Applied Technologies, Inc.* (Developer of
 environmental technologies) ...........................    337,800    1,689,000

Commodore Applied Technologies, Inc. Warrants* (Expire
 6/28/01) ..............................................    286,800      394,350
                                                                     -----------
                                                                       2,083,350
                                                                     -----------
Miscellaneous Commercial Services 13.0%

AccuStaff, Inc. (National provider of temporary
 staffing personnel) ...................................  1,038,852   21,945,749

Apollo Group, Inc. (Provider of higher education
 programs for working adults) ..........................    286,550    9,581,516

BI Inc.* (Manufacturer of and service provider for
 house arrest electronic monitoring systems) ...........    335,300    2,347,100

CMG Information Services, Inc. (Developer of
 information based products and services for direct
 marketing) ............................................    306,100    5,127,175

Cintas Corp.(Uniform rentals) ..........................    586,900   34,480,375

Copart, Inc.* (Auctioner of damaged vehicles for
 insurance companies) ..................................    347,500    4,560,938

G & K Services Inc. "A" (Uniform rentals) ..............    725,000   27,368,750

National Processing, Inc.* (Low-cost, high-volume card
 and check transaction processing) .....................    207,200    3,315,200

RTW, Inc. (Provider of comprehensive managed care
 products and services for workers' compensation
 programs) .............................................    215,550    3,960,731

Sitel Corp. (Nebraska based telemarketing company for
 major credit-card and insurance companies) ............    347,200    4,904,200

Verifone, Inc.* (Provider of electronic payment
 services to financial institutions, retail merchants
 and consumers) ........................................    259,500    7,655,250
                                                                     -----------
                                                                     125,246,984
                                                                     -----------
Durables 4.5%

Automobiles 0.5%

Tower Automotive, Inc.* (Producer of engineered metal
 stampings and assemblies for automotive industry) .....    147,100    4,596,875
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.


                          13 - SCUDDER DEVELOPMENT FUND

                                                                        Market
                                                            Shares     Value ($)
--------------------------------------------------------------------------------
Telecommunications Equipment 4.0%

AML Communications, Inc. (Manufacturer of amplifiers
 and related products for communications markets) ......     50,000      668,750

Ascend Communications, Inc.* (Developer and producer of
 a variety of high-speed wide area network access
 products) .............................................    421,961   26,214,327

Cascade Communications Corp. (Designer and developer of
 multi-service wide area network switches) .............    215,400   11,873,925
                                                                     -----------
                                                                      38,757,002
                                                                     -----------
Manufacturing 4.5%

Containers & Paper 0.9%

Aptargroup, Inc. (Manufacturer of packaging equipment
 components) ...........................................    124,700    4,395,675

Sealed Air Corp.* (Manufacturer of protective packaging
 material) .............................................     99,000    4,120,875
                                                                     -----------
                                                                       8,516,550
                                                                     -----------
Electrical Products 1.1%

Advanced Lighting Technologies, Inc.* (Manufacturer of
 metal halide lighting products) .......................    308,700    7,485,975

FORE Systems, Inc. (Producer of high-performance
 networking products) ..................................    100,000    3,287,500
                                                                     -----------
                                                                      10,773,475
                                                                     -----------
Industrial Specialty 1.0%

Bakrie & Brothers (Manufacturer of industrial steel
 products, steel pipes, corrugated sheet iron, asbestos
 and fiber cements) ....................................  7,080,000    2,922,523

Lydall, Inc.* (Engineered fiber materials) .............    300,000    6,750,000
                                                                     -----------
                                                                       9,672,523
                                                                     -----------
Office Equipment/Supplies 1.5%

Encad, Inc. (Manufacturer of large format color inkjet
 printers) .............................................    357,200   14,734,500
                                                                     -----------
Technology 25.1%

Computer Software 17.2%

Advent Software, Inc.* (Provider of stand-alone and
 client/server software products) ......................    229,300    6,964,988

Aurum Software, Inc.* (Developer of sales and marketing
 information software) .................................    126,700    2,929,938

Avant! Corp.* (Developer and marketer of integrated
 circuit design automation software) ...................    207,100    6,575,425

CBT Group PLC (ADR)(Developer and publisher of software
 focusing on client/server technologies) ...............     94,100    5,104,925

Clarify, Inc. (Manufacturer of adaptable client/server
 application software) .................................    118,800    5,702,400

Excalibur Technologies Corp.* (Manufacturer of document
 imaging software)(c) ..................................     50,000      787,500

Informix Corp.* (Database management software) .........    300,000    6,112,500

Integrated Systems, Inc. (Manufacturer of software
 development tools for various industries) .............    400,000   10,400,000

Keane, Inc.*(Provider of computer software project
 management and design development services) ...........    538,400   17,094,200

    The accompanying notes are an integral part of the financial statements.


                          14 - SCUDDER DEVELOPMENT FUND

                                                                        Market
                                                            Shares     Value ($)
--------------------------------------------------------------------------------
Lycos, Inc.* (Developer of online guides to the
 Internet) .............................................    148,000    1,554,000

OrCAD, Inc.* (Developer and supporter of Windows-based
 electronic design software) ...........................    100,000    1,100,000

Parametric Technology Corp.* (Mechanical design
 software producer) ....................................    610,000   31,338,750

Project Software & Development, Inc.* (Developer of
 software used for management of equipment
 maintenance) ..........................................    306,400   12,983,700

Pure Atria Corp.* (Developer of diagnostic and testing
 products for managing software projects) ..............    197,650    4,891,838

Security Dynamics Technologies, Inc.* (Designer,
 developer and supporter of a family of security
 products used to manage access to computer-based
 information resources) ................................    367,000   11,560,500

Sterling Commerce, Inc.* (Producer of electronic data
 interchange products and services) ....................    200,000    7,050,000

Synopsys Inc.* (Developer of high level electronic
 design software) ......................................    541,500   25,044,375

Vantive Corp. (Provides customer interaction
 applications software) ................................    168,600    5,268,750

VideoServer, Inc.* (Supplier of networking equipment
 and associated software to create multimedia
 conferences over wide area networks) ..................     57,000    2,422,500
                                                                     -----------
                                                                     164,886,289
                                                                     -----------
Diverse Electronic Products 0.5%

C-Cube Microsystems, Inc.* (Developer of digital video
 compression technology for use in consumer
 electronics, computers and communications) ............    124,100    4,583,944
                                                                     -----------
EDP Peripherals 0.6%

ACT Networks, Inc.* (Developer and maker of wide-area
 network access products) ..............................     56,800    2,073,200

Network Appliance, Inc.* (Designer and manufacturer of
 network data storage devices) .........................     76,800    3,907,200
                                                                     -----------
                                                                       5,980,400
                                                                     -----------
Electronic Components/Distributors 0.1%

Trident International, Inc.* (Manufacturer of impulse
 ink jet subsystems) ...................................     85,200    1,384,500
                                                                     -----------
Precision Instruments 0.9%

KLA Instruments Corp.* (Developer, manufacturer and
 marketer of automated image processing systems) .......    240,100    8,523,550
                                                                     -----------
Semiconductors 5.8%

Atmel Corp.* (Developer and manufacturer of integrated
 circuits) .............................................    720,500   23,866,563

Chips & Technologies, Inc.* (Manufacturer of
 semiconductor products for media and graphics) ........     62,400    1,138,800

Cymer, Inc.* (Provides excimer laser illumination
 sources for use in deep ultra-violet photolithography
 systems for the pilot and volume production segments
 of the semiconductor manufacturing market) ............    181,400    8,729,875

ESS Technology, Inc.* (Producer of mixed signal
 semiconductor audio solutions for multimedia desktop
 and notebook computer manufacturers) ..................    232,800    6,547,500

S3 Inc.* (Producer of multimedia accelerator solutions
 for personal computer platforms and operating
 systems) ..............................................    441,800    7,179,250

Triquint Semiconductor, Inc.* (Manufacturer of high
 performance analog and mixed signal integrated
 circuits) .............................................    100,000    2,637,500

    The accompanying notes are an integral part of the financial statements.


                          15 - SCUDDER DEVELOPMENT FUND

                                                                        Market
                                                            Shares     Value ($)
--------------------------------------------------------------------------------
Vitesse Semiconductor Corp.* (Manufacturer of digital
 integrated circuits) ..................................    131,200    5,969,600
                                                                     -----------
                                                                      56,069,088
                                                                     -----------
Energy 9.2%

Oil & Gas Production 6.0%

Barrett Resources Corp.* (Oil and gas exploration and
 production) ...........................................    390,500   16,645,063

Belco Oil & Gas Corp.* (Natural gas and oil
 exploration, development and production) ..............    158,500    4,338,938

Benton Oil & Gas Co.* (Oil and gas exploration,
 development and production) ...........................    410,800    9,294,350

Nuevo Energy Co.* (Oil and gas exploration, development
 and production) .......................................    117,000    6,084,000

Triton Energy Ltd.* (Independent oil and gas
 exploration and production company) ...................    431,300   20,918,050
                                                                     -----------
                                                                      57,280,401
                                                                     -----------
Oil Companies 0.5%

Rutherford-Moran Oil Corp.* (Independent energy company
 which develops oil and gas properties in southeast
 Asia) .................................................    166,300    4,656,400
                                                                     -----------
Oilfield Services/Equipment 2.7%

Global Industries Ltd. (Pipeline construction, derrick
 and diving services for offshore oil and gas
 industry) .............................................    493,600    9,193,300

Reading & Bates Corp.* (Involved in the contract
 drilling business with worldwide exploratory and
 development drilling) .................................    194,200    5,146,300

Transocean Offshore Inc. (Contract drilling services of
 offshore oil and gas wells) ...........................    187,700   11,754,713
                                                                     -----------
                                                                      26,094,313
                                                                     -----------
Metals & Minerals 0.5%

Steel & Metals 0.5%

RMI Titanium Co.* (Producer of titanium products) ......    173,500    4,879,688
                                                                     -----------
Construction 0.8%

Building Materials 0.8%

Simpson Manufacturing Co., Inc.* (Manufacturer of
 wood-to-wood, wood-to-concrete and wood-to-masonry
 connectors) ...........................................    318,600    7,327,800
                                                                     -----------
Transportation 0.9%

Marine Transportation 0.9%

Trico Marine Services, Inc.* (Provider of marine
 support services for offshore oil and gas exploration
 and production operations) ............................    187,800    9,014,400
--------------------------------------------------------------------------------
Total Common Stocks (Cost $612,199,696)                              952,500,549
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                          16 - SCUDDER DEVELOPMENT FUND

                                                                        Market
                                                            Shares     Value ($)
--------------------------------------------------------------------------------
Options - Purchased 0.1%
--------------------------------------------------------------------------------
Put on Atmel, strike price $26.426, expire 5/20/97
 (Cost $1,475,000) .....................................    500,000      725,000
                                                                     -----------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investment Portfolio - 100.0% (Cost $622,116,696)(a)           961,615,244
--------------------------------------------------------------------------------

*   Non-income producing security.

(a) The cost for federal income tax purposes was $622,196,357. At December 31, 1996, net unrealized appreciation for all securities based on tax cost was $339,418,887. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $388,533,405 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $49,114,518.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $4,697,195 (.5% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 1996 aggregated $4,850,000. These securities may also have certain restrictions as to resale.

(c) Restricted Securities - securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning such restricted securities at December 31, 1996 is as follows:

    Security                        Acquisition Date      Cost ($)
    --------                        ----------------      --------
    InTouch Group Inc.                  2/14/95           250,000
    Norian Corp. "D"                    4/12/95         2,000,000
    HYSEQ Inc. "A"                      5/15/96         1,400,000
    InterVentional Technologies,
     Inc. "G"                            3/6/95         1,200,000
    Excalibur Technologies Corp.       11/17/95         1,250,000

(d) Issuer filed petition under Chapter 11 of the Federal Bankruptcy Code.

    At December 31, 1996, outstanding written options on securities were as follows (Note A of notes to Financial Statements):

                                       Expiration     Strike        Market
     Put Options             Shares       Date       Price ($)    Value ($)
     -----------             ------       ----       ---------    ---------
     Atmel ..............    500,000     5/20/97       23.49       370,000

    Transactions in written call options on securities during the six months ended December 31, 1996 were:

                                             Shares        Premiums Received ($)
                                             ------        ---------------------
    Outstanding at June 30, 1996 .........     --                  --
    Contracts written ....................   500,000            895,100
    Contracts closed .....................     --                  --
    ----------------------------------------------------------------------------
    Outstanding at December 31, 1996         500,000            895,100
                                             =======            =======

    The accompanying notes are an integral part of the financial statements.


                          17 - SCUDDER DEVELOPMENT FUND

                              Financial Statements

                       Statement of Assets and Liabilities

                       as of December 31, 1996 (Unaudited)

Assets
--------------------------------------------------------------------------------
  Investments, at market (identified cost $622,116,696)
    (Note A) ....................................................  $961,615,244
  Cash ..........................................................           571
  Receivable for investments sold ...............................    13,495,664
  Receivable for Fund shares sold ...............................     1,456,290
  Dividends and interest receivable .............................       200,771
  Foreign taxes recoverable .....................................         5,038
  Other assets ..................................................         4,660
                                                                   ------------
  Total assets ..................................................   976,778,238

Liabilities
--------------------------------------------------------------------------------
  Payable for investments purchased .............................     2,456,640
  Payable for Fund shares redeemed ..............................    10,837,221
  Written options, at value (premiums received $895,100) ........       370,000
  Accrued management fee (Note C) ...............................       813,610
  Other accrued expenses (Note C) ...............................       417,761
                                                                   ------------
  Total liabilities .............................................    14,895,232
  ------------------------------------------------------------------------------
  Net assets, at market value                                      $961,883,006
  ------------------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------
  Net assets consist of:
  Accumulated net investment loss (4,969,227) Net unrealized appreciation (depreciation) on:
    Investments .................................................   339,498,548
    Written options .............................................       525,100
    Foreign currency related transactions .......................           (54)
  Accumulated net realized gain .................................     5,027,379
  Paid-in capital ...............................................   621,801,260
  ------------------------------------------------------------------------------
  Net assets, at market value                                      $961,883,006
  ------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
  Net Asset Value, offering and redemption price per share
    ($961,883,006 / 24,171,807 outstanding shares of
    beneficial interest, $.01 par value, unlimited                 ------------
    number of shares authorized) ................................  $      39.79
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.


                          18 - SCUDDER DEVELOPMENT FUND

                             Statement of Operations

                 six months ended December 31, 1996 (Unaudited)

Investment Income
--------------------------------------------------------------------------------
  Income:
  Dividends .....................................................  $    911,360
  Interest ......................................................       566,566
                                                                   ------------
                                                                      1,477,926
  Expenses:
  Management fee (Note C) .......................................     4,786,855
  Services to shareholders (Note C) .............................     1,250,235
  Custodian and accounting fees (Note C) ........................       139,336
  Trustees' fees and expenses (Note C) ..........................        16,349
  Reports to shareholders .......................................       120,543
  Registration fees .............................................        32,118
  Auditing ......................................................        23,150
  Legal .........................................................        22,892
  Other .........................................................        55,675
                                                                   ------------
                                                                      6,447,153
  ------------------------------------------------------------------------------
  Net investment loss                                                (4,969,227)
  ------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
  Net realized gain (loss) from:
  Investments ...................................................     9,184,219
  Foreign currency related transactions .........................        (1,430)
                                                                   ------------
                                                                      9,182,789
  Net unrealized appreciation (depreciation) during the period on:
  Investments ...................................................   (38,136,700)
  Written options ...............................................       525,100
  Foreign currency related transactions .........................          (345)
                                                                   ------------
                                                                    (37,611,945)
  ------------------------------------------------------------------------------
  Net loss on investment transactions                               (28,429,156)
  ------------------------------------------------------------------------------
  ------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations             $(33,398,383)
  ------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                          19 - SCUDDER DEVELOPMENT FUND

                       Statements of Changes in Net Assets

                                                      Six Months
                                                        Ended
                                                      December 31,      Year Ended
                                                         1996            June 30,
Increase (Decrease) in Net Assets                     (Unaudited)          1996
------------------------------------------------------------------------------------
  Operations:
  Net investment loss ............................  $    (4,969,227)  $    (8,112,460)
  Net realized gain from investment transactions .        9,182,789       162,355,115
  Net unrealized appreciation (depreciation) on
    investment transactions during the period ....      (37,611,945)      102,866,430
                                                    ---------------   ---------------
  Net increase (decrease) in net assets resulting
    from operations ..............................      (33,398,383)      257,109,085
                                                    ---------------   ---------------
  Distributions to shareholders from net realized
    gains  .......................................     (103,800,648)      (84,837,216)
                                                    ---------------   ---------------
  Fund share transactions:
  Proceeds from shares sold ......................      227,650,880       486,060,931
  Net asset value of shares issued to shareholders
    in reinvestment of distributions .............       98,959,399        80,963,827
  Cost of shares redeemed ........................     (267,816,976)     (426,320,016)
                                                    ---------------   ---------------
  Net increase in net assets from Fund share
    transactions .................................       58,793,303       140,704,742
                                                    ---------------   ---------------
  Increase (decrease) in net assets ..............      (78,405,728)      312,976,611
  Net assets at beginning of period ..............    1,040,288,734       727,312,123
  Net assets at end of of period (including
    accumulated net investment loss                 ---------------   ---------------
    of $4,969,227 at December 31, 1996) ..........  $   961,883,006   $ 1,040,288,734
                                                    ---------------   ---------------

Other Information
-------------------------------------------------------------------------------------
  Increase (decrease) in Fund shares
  Shares outstanding at beginning of period ......       22,833,256        19,474,819
                                                    ---------------   ---------------
  Shares sold ....................................        5,591,633        11,614,545
  Shares issued to shareholders in reinvestment
    of distributions .............................        2,413,215         2,054,380
  Shares redeemed ................................       (6,666,297)      (10,310,488)
                                                    ---------------   ---------------
  Net increase in Fund shares ....................        1,338,551         3,358,437
                                                    ---------------   ---------------
  Shares outstanding at end of period ............       24,171,807        22,833,256
                                                    ---------------   ---------------

    The accompanying notes are an integral part of the financial statements.


                          20 - SCUDDER DEVELOPMENT FUND

                                 Financial Highlights


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                       Six Months
                         Ended
                       December 31,                                      Years Ended June 30,
                         1996(b)
                       (Unaudited)  1996(b)   1995(b)  1994(b)   1993(b)    1992(b)   1991(b)   1990(b)   1989(b)    1988     1987
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of            ----------------------------------------------------------------------------------------------------------
  period ...............  $45.56    $37.35    $27.58   $ 34.58    $29.92    $27.33    $26.25    $22.54    $22.00    $25.39   $25.12
                          ----------------------------------------------------------------------------------------------------------

Income from investment
  operations:

Net investment loss ....    (.21)    (0.38)     (.31)     (.30)     (.27)     (.23)     (.10)     (.08)     (.10)     (.08)    (.07)

Net realized and
  unrealized gain
  (loss) on
  investment
  transactions .........   (1.08)    12.79     12.20     (3.63)     6.63      3.78      2.41      6.07      1.06     (1.41)    1.67

Total from
  investment              ----------------------------------------------------------------------------------------------------------
  operations ...........   (1.29)    12.41     11.89     (3.93)     6.36      3.55      2.31      5.99       .96     (1.49)    1.60
                          ----------------------------------------------------------------------------------------------------------
Less distributions
  from net realized
  gains on investment
  transactions .........   (4.48)    (4.20)    (2.12)    (3.07)    (1.70)     (.96)    (1.23)    (2.28)     (.42)    (1.90)   (1.33)
                          ----------------------------------------------------------------------------------------------------------
Total distributions ....   (4.48)    (4.20)    (2.12)    (3.07)    (1.70)     (.96)    (1.23)    (2.28)     (.42)    (1.90)   (1.33)
                          ----------------------------------------------------------------------------------------------------------
Net asset value,          ----------------------------------------------------------------------------------------------------------
  end of period ........  $39.79    $45.56    $37.35   $ 27.58    $34.58    $29.92    $27.33    $26.25    $22.54    $22.00   $25.39
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%) .......   (3.06)**  35.26     45.41    (12.91)    22.28     12.83     10.32     28.50      4.66     (5.35)    7.51

Ratios and
  Supplemental Data

Net assets, end of
  period ($ millions) ..     962     1,040       727       546       821       700       476       361       275       356      387

Ratio of operating
  expenses to average
  daily net
  assets (%) ...........    1.31*     1.24      1.32      1.27      1.30      1.30      1.29      1.34      1.32      1.30     1.27

Ratio of net investment
  loss to average daily
  net assets (%) .......   (1.01)*   (0.91)    (1.01)     (.91)     (.83)     (.70)     (.40)     (.35)     (.47)     (.44)    (.33)

Portfolio turnover
  rate (%) .............    47.9*     58.8      41.6      48.3      49.2      53.5      70.8      40.1      32.0      39.2     23.5

Average commission
  rate paid (a) ........  $.0491    $.0554    $ --     $ --       $ --      $ --      $ --      $ --      $ --      $ --       $ --

(a) Average commission rate paid per share of common and preferred stocks is calculated for fiscal periods ending on or after June 30, 1996.

(b) Per share amounts have been calculated using the weighted average shares method.

*   Annualized

**  Not Annualized


                          21 - SCUDDER DEVELOPMENT FUND

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Development Fund (the "Fund") is a diversified series of Scudder Securities Trust, a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

Restricted Securities. The Fund may not purchase restricted securities (for these purposes, restricted security means a security which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration, or which is subject to other legal or contractual delays in or restrictions on resale), if, as a result thereof, more than 10% of the value of the Fund's total assets would be invested in restricted securities. The aggregate fair value of restricted securities at December 31, 1996, amounted to $5,484,695 which represents .6% of net assets.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and


                          22 - SCUDDER DEVELOPMENT FUND
each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the resale price.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options on securities as a hedge against potential adverse price movements in the value of portfolio assets and wrote put options as part of a put spread. If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to tax equalization and investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain


                          23 - SCUDDER DEVELOPMENT FUND

(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

During the six months ended December 31, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $232,290,114 and $286,240,486, respectively.

                               C. Related Parties

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay to the Adviser a fee equal to an annual rate of 1% of the Fund's first $500 million of average daily net assets, .95% of the next $500 million of such net assets, and .90% on such net assets in excess of $1 billion, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the six months ended December 31, 1996, the fee pursuant to the Agreement amounted to $4,786,855, which was equivalent to an annual effective rate of .97% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended December 31, 1996, the amount charged by SSC aggregated $710,945, of which $143,932 is unpaid at December 31, 1996.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended December 31, 1996, the amount charged to the Fund by STC aggregated $357,699, of which $76,565 is unpaid at December 31, 1996.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended December 31, 1996, the amount charged to the Fund by SFAC aggregated $69,360 of which $10,853 is unpaid at December 31, 1996.

The Fund pays each of its Trustees not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the six months ended December 31, 1996, Trustees' fees and expenses aggregated $16,349.


                          24 - SCUDDER DEVELOPMENT FUND


                           Shareholder Meeting Results


A special meeting of shareholders of Scudder Development Fund was held on Monday, December 2, 1996, at the offices of Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York. The two matters voted upon by the shareholders and the resulting votes for each matter are presented below.


1. The election of eight Trustees to hold office until their respective successors shall have been duly elected and qualified.


          Trustee                 Number of Votes:
          -------                 ----------------
                              For            Witheld        Broker Non-Votes*
                              ---            -------        -----------------
     Daniel Pierce            13,974,625     301,980                0
     Paul Bancroft III        13,892,623     383,982                0
     Thomas J. Devine         13,955,075     321,530                0
     Keith R. Fox             13,965,701     310,905                0
     Dudley H. Ladd           13,901,405     375,201                0
     Dr. Wilson Nolen         13,963,510     313,096                0
     Kathryn L. Quirk         13,911,929     364,676                0
     Dr. Gordon Shillinglaw   13,956,033     320,572



2. Ratification or rejection of the action taken by the Board of Trustees in selecting Coopers & Lybrand L.L.P as independent accountants for the fiscal year ending June 30, 1997.

                                  Number of Votes:
                                  ----------------
          For                      Against                    Abstain               Broker Non-Votes*
          ---                      -------                    -------               -----------------
       13,803,106                  149,793                    323,706                       0


----------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                         25 - Scudder Development Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder California Tax Free Money Fund*
  Scudder New York Tax Free Money Fund*

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund*
  Scudder Massachusetts Limited Term Tax Free Fund*
  Scudder Massachusetts Tax Free Fund*
  Scudder New York Tax Free Fund*
  Scudder Ohio Tax Free Fund*
  Scudder Pennsylvania Tax Free Fund*

U. S. Income
------------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Zero Coupon 2000 Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
     Scudder Capital Growth Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
     Scudder Classic Growth Fund
     Scudder Quality Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Gold Fund

  Regional
     Scudder Greater Europe Growth Fund
     Scudder Emerging Markets Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Retirement Programs
-------------------
  IRA
  SEP IRA
  SIMPLE IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan *+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The First Iberian Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder World Income Opportunities Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed from expected least to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                         26 - Scudder Development Fund

                             How to Contact Scudder

Account Service and Information
--------------------------------------------------------------------------------
          For existing account services and transactions
            Scudder Investor Relations -- 1-800-225-5163

          For 24 hour account information, fund information, exchanges, and an overview of all the services available to you
            Scudder Electronic Account Services -- http://funds.scudder.com

          For information about your Scudder accounts, exchanges and redemptions
            Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information
--------------------------------------------------------------------------------
          For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions
            Scudder Investor Relations -- 1-800-225-2470
                                          Investor.Relations@scudder.com

            Scudder's World Wide Web Site -- http://funds.scudder.com

          For establishing 401(k) and 403(b) plans
            Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services
--------------------------------------------------------------------------------
          To receive information about this discount brokerage service and to obtain an application
            Scudder Brokerage Services* -- 1-800-700-0820

Please address all correspondence to
--------------------------------------------------------------------------------
          The Scudder Funds
          P.O. Box 2291
          Boston, Massachusetts
          02107-2291

Or Stop by a Scudder Funds Center
--------------------------------------------------------------------------------
          Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:
            Boca Raton               Chicago             San Francisco
            Boston                   New York
          For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call: 1-800-541-7703.
          For information on Scudder Institutional Funds**, funds designed to meet the broad investment management and service needs of banks and other institutions, call: 1-800-854-8525.

----------

Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.
* Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061 -- Member NASD/SIPC.
** Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

                         27 - Scudder Development Fund

                 Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER